UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

July 1, 2004

Date of report (date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois  60611

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Executive Officer Promotions

On July 1, 2004, the Registrant issued the press release filed herewith as Exhibit 99.1.

Item 5.  Financial Statement and Exhibits.

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release regarding promotion of executive officers Herbert W. Anderson and Thomas L. Hagerman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: July 6, 2004	By:	/s/ Daniel R. Meyer
Daniel R. Meyer,
Senior Vice President

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release regarding promotion of executive officers Herbert W. Anderson and Thomas L. Hagerman.